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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Reliant Resources, Inc.'s Registration Statement Nos. 333-60124, 333-60328, 333-74754, and 333-74790 on
Form S-8 of our report dated March 28, 2002, appearing in this Annual Report on Form 10-K of Reliant Resources, Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Houston, Texas
April 12, 2002